SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALIC Company I

International Value Fund

Small Cap Special Values Fund

2919 Allen Parkway

Houston, Texas 77019

January 26, 2022

Dear Participant:

We are writing to inform you of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) with respect to each of the International Value Fund and the Small Cap Special Values Fund (each, a “Fund” and together, the “Funds”). Each Fund is a series of VALIC Company I (“VC I”). At a meeting held on August 2-3, 2021, the Board of Directors of VC I (the “Board”) approved the New Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Allspring Global Investments, LLC (“Allspring”) with respect to each Fund. The New Sub-Advisory Agreement became effective on November 1, 2021, which was the date that Wells Fargo Asset Management, which included Wells Capital Management Incorporated (“WellsCap ”), was sold to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). Prior to the closing of the Transaction, WellsCap converted from a California corporation to a Delaware limited liability company, and upon the closing of the Transaction, WellsCap changed its name to Allspring. The prior investment sub-advisory agreement between VALIC and WellsCap with respect to each Fund provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the appointment of Allspring, there were no changes to the Fund’s principal investment strategies or principal investment risks. The appointment of Allspring and approval of the New Sub-Advisory Agreement did not result in any change to the advisory fees or expenses payable by the Funds.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about each Fund and Allspring and the factors considered by the Board with respect to the approval of the New Sub-Advisory Agreement.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2919 Allen Parkway

Houston, Texas 77019

International Value Fund

Small Cap Special Values Fund

(each, a “Fund” and together, the “Funds”)

INFORMATION STATEMENT

REGARDING NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO EACH FUND

You have received this Information Statement because on November 1, 2021, you owned interests in either or both of the Funds within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”).

Purpose of the Information Statement

You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), the Funds’ investment adviser, and Allspring Global Investments, LLC (“Allspring”) with respect to each Fund. The Board of Directors (the “Board” or the “Directors”) of VALIC Company I (“VC I”), including all of the Directors who are not “interested persons” of VC I, VALIC or Allspring, as defined in Section 2(a)(19) of the 1940 Act, as amended (the “1940 Act”), (the “Independent Directors”), approved the New Sub-Advisory Agreement between VALIC and Allspring with respect to each Fund at a meeting held on August 2-3, 2021 (the “Meeting”). The New Sub-Advisory Agreement became effective on November 1, 2021, which was the date that Wells Fargo Asset Management, which included Wells Capital Management Incorporated (“WellsCap” and, together with Allspring, the “Sub-Adviser”), was sold to a holding company affiliated with private funds of GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital Partners”) (the “Transaction”). Prior to the closing of the Transaction, WellsCap converted from a California corporation to a Delaware limited liability company, and upon the closing of the Transaction, WellsCap changed its name to Allspring. The prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between VALIC and WellsCap with respect to each Fund provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

The New Sub-Advisory Agreement is the same in all material respects as the Prior Sub-Advisory Agreement, except for the effective date and term of the New Sub-Advisory Agreement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT

REQUIRED TO TAKE ANY ACTION.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Information Statement is being posted on or about January 26, 2022, to all participants in a Contract or Plan who were invested in either or both of the Funds as of the close of business on November 1, 2021 (the “Record Date”) at https://aigrs.com/prospectus-and-reports/information-statements.

The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at a meeting held on August 2-3, 2021. VALIC is an indirect, majority-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as Allspring, that make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreement. For the fiscal year ended May 31, 2021, each Fund paid VALIC advisory fees, before waivers, based on its average daily net assets pursuant to the Advisory Agreement as follows:

Fund	Gross Advisory Fees	% of Average Daily Net Assets
International Value Fund	$4,753,093	0.68%
Small Cap Special Values Fund	$1,681,887	0.75%

With respect to the International Value Fund, VALIC has contractually agreed to waive its advisory fee until September 30, 2022, so that the advisory fee payable by the Fund to VALIC equals 0.66% on the first $250 million of the Fund’s average daily net assets, 0.61% on the next $250 million of the Fund’s average daily net assets, 0.56% on the next $500 million of the Fund’s average daily net assets and 0.51% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of VC I, including a majority of the Independent Directors.

The New Sub-Advisory Agreement

The terms and conditions and the sub-advisory fee rates under the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement are the same in all material respects, except for the effective date and term of the agreements. Under the terms of the New Sub-Advisory Agreement, and subject to the control, direction and supervision of VALIC and the Board, Allspring, among other things, (i) manages the investment and reinvestment of the Fund’s assets; (ii) maintains a trading desk and places orders for the purchase and sale of portfolio investments (or arranges for another entity to provide a trading desk and to place orders) with brokers or dealers selected by the sub-adviser, subject to its control, direction, and supervision, which may include affiliated brokers or dealers; (iii) maintains records adequately demonstrating compliance with its obligations under the New Sub-Advisory Agreement; and (iv) renders such periodic and special reports to the Board as VALIC and the Board may reasonably request.

Under the New Sub-Advisory Agreement, Allspring is compensated by VALIC (and not each Fund) at the following annual rates listed below.

Fund	Annual Fee (as a percentage of the average daily net assets Allspring manages in the Fund)
International Value Fund	0.35% on the first $500 million 0.28% on the next $500 million 0.27% above $1 billion
Small Cap Special Values Fund	0.60% on the first $100 million 0.50% above $100 million

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The New Sub-Advisory Agreement shall continue in effect for an initial two-year term beginning November 1, 2021. Thereafter, the continuance of the New Sub-Advisory Agreement must be approved annually by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board or a majority of each Fund’s outstanding voting securities. The New Sub-Advisory Agreement terminates automatically upon its assignment or in the event of the termination of the Advisory Agreement. It is also terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice. The New Sub-Advisory Agreement will not result in an increase in fees to shareholders of either Fund as VALIC, and not the Funds, is responsible for all fees payable pursuant to the New Sub-Advisory Agreement. The New Sub-Advisory Agreement is attached to this Information Statement as Exhibit A, and the description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

For the most recent fiscal year ended May 31, 2021, VALIC received gross advisory fees from the International Value Fund in the amount of $4,753,093, or 0.68% of the Fund’s average daily net assets, and from the Small Cap Special Values Fund in the amount of $1,681,887, or 0.75% of the Fund’s average daily net assets. During the same period, VALIC paid sub-advisory fees to WellsCap for its management of the International Value Fund and the Small Cap Special Values Fund in the amounts of $2,295,819 and $1,221,258, respectively. If Allspring had served as sub-adviser for such period under the new Sub-Advisory Agreement, VALIC would have paid the same amount of sub-advisory fees to Allspring.

The sub-advisory fees payable to Allspring under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable to WellsCap under the Prior Sub-Advisory Agreement. As a result, the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability.

Factors Considered by the Board

At the Meeting, the Board, including the Independent Directors, approved the New Sub-Advisory Agreement between VALIC and Allspring with respect to each Fund in connection with the anticipated termination of the Prior Sub-Advisory Agreement between VALIC and WellsCap upon the effective date of the Transaction.

The New Sub-Advisory Agreement with the Sub-Adviser was considered as a result of the Transaction. The Transaction resulted in the deemed “assignment” of the Prior Sub-Advisory Agreement, which would automatically terminate as provided for in Section 15(a)(4) of the 1940 Act.

In connection with the approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the New Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Funds by the Sub-Adviser; (2) the sub-advisory fees proposed to be charged in connection with the Sub-Adviser’s management of the applicable Funds, compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data (“Subadvisory Expense Group/Universe”); (3) the investment performance of the Funds compared to the performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group”), and against each Fund’s benchmark (“Benchmark”), and the performance of comparable funds managed by the Sub-Adviser against the Benchmark; (4) the costs of services and the benefits potentially to be derived by the Sub-Adviser; (5) whether the Fund will benefit from possible economies of scale from engaging the Sub-Adviser; (6) information regarding the Sub-Adviser’s brokerage and trading practices and compliance and regulatory history; and (7) the terms of the proposed New Sub-Advisory Agreement. The Board noted that its consideration of much of the information provided in connection with the annual renewal of the Prior Sub-Advisory Agreement was applicable for its consideration of the New Sub-Advisory Agreement.

The Board noted that in accordance with Section 15(c) of the 1940 Act, the Sub-Adviser furnished the Board with extensive information, both at the Meeting and throughout the prior year, in connection with the annual consideration and renewal of the Prior Sub-Advisory Agreement. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the New Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

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Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by the Sub-Adviser. The Board reviewed information provided by the Sub-Adviser relating to the Sub-Adviser’s operations and personnel. The Board also took into account that the individuals at the Sub-Adviser currently responsible for managing each Fund’s portfolio will continue to manage the applicable Fund’s portfolio following the Transaction. The Board also noted that the Sub-Adviser’s management of the Funds will be subject to the oversight of VALIC and the Board, and must be done in accordance with the investment objectives, policies and restrictions set forth in each Fund’s prospectus and statement of additional information. The Board also noted that each Fund’s principal investment strategies and techniques were not expected to change in connection with the Transaction.

The Board considered information provided to them regarding the services to be provided by the Sub-Adviser. The Board noted that the Sub-Adviser will (i) determine the securities to be purchased or sold on behalf of the Funds; (ii) provide VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) render regular reports to VALIC and to officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed the Sub-Adviser’s history and investment experience as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel, as applicable, who would provide services to the Funds. The Board also took into account the financial condition of the Sub-Adviser. The Board also reviewed the Sub-Adviser’s brokerage practices. The Board also considered the Sub-Adviser’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Funds.

The Board concluded that the scope and quality of the services to be provided by the Sub-Adviser were satisfactory and that there was a reasonable basis to conclude that the Sub-Adviser would continue to provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees charged by the Sub-Adviser for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with the Sub-Adviser at arm’s length. The Board also noted that the sub-advisory fee rate payable to the Sub-Adviser pursuant to the New Sub-Advisory Agreement is identical to the sub-advisory fee rate payable to the Sub-Adviser pursuant to the Prior Sub-Advisory Agreement with respect to each applicable Fund. The Board considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Funds, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. Therefore, the Board considered that the continued engagement of the Sub-Adviser will not result in any change to the management fee paid by the Funds to VALIC. The Board also considered expense information of comparable funds or accounts managed by the Sub-Adviser that have comparable investment objectives and strategies to the Funds.

The Board took into account management’s discussion of the Funds’ expenses. The Board noted that the Small Cap Special Values Fund’s actual management fees, total net expenses and actual sub-advisory fees were above the medians of the Expense Group/Universe and the Subadvisory Expense Universe, as applicable. The Board also noted that the International Value Fund’s actual management fees and total net expenses were below the medians of the Expense Group/Universe. The actual sub-advisory fees were above the medians of the Subadvisory Expense Group/Universe. The Board also took account of management’s discussion of the Funds’ proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared in connection with the annual renewal of the Prior Sub-Advisory Agreement by an independent third-party provider of mutual fund data regarding each Fund’s investment performance compared against the Performance Group and Benchmark. The Board noted that the Small Cap Special Values Fund underperformed its Lipper peer index and the median of its Performance Universe for the one-, three- and five-year periods; underperformed the median of its Performance Group for the one-year period and outperformed for the three- and five-year periods; and underperformed its benchmark for the one- and five-year periods and outperformed for the three-year period. The Board also noted that the International Value Fund outperformed the medians of its Performance Group/Universe for the one-, three- and five-year periods; and outperformed its benchmark for the one-year period and underperformed for the three- and five-year periods. The Board took into account management’s prior discussion of each Fund’s performance.

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Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits realized in connection with the New Sub-Advisory Agreement. The Board noted that the sub-advisory fee rate paid pursuant to the Prior Sub-Advisory Agreement would not change as a result of the Transaction and that, as a result, the approval of the New Sub-Advisory Agreement was not expected to have any impact on VALIC’s profitability with respect to either Small Cap Special Values Fund or International Value Fund. The Board considered that the sub-advisory fee rates were negotiated with WellsCap at arm’s length. In considering the anticipated profitability to the Sub-Adviser in connection with its relationship to the Funds, the Directors noted that the fees under the New Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Funds.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of the Sub-Adviser from its relationship with the Funds was not material to its deliberations with respect to consideration of approval of the New Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to the Sub-Adviser’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in the Sub-Adviser’s management of the Funds are not material factors to the approval of the New Sub-Advisory Agreement, although the Board noted that the Funds have breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the New Sub-Advisory Agreement, including the duties and responsibilities to be undertaken. The Board noted that the terms of the New Sub-Advisory Agreement will not differ materially from the terms of the Prior Sub-Advisory Agreement, except for the effective date and the term of each agreement. The Board concluded that the terms of the New Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decisions to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that the Sub-Adviser possesses the capability and resources to perform the duties required under the New Sub-Advisory Agreement.

Information about Allspring

Allspring, previously known as WellsCap, was incorporated in the State of California in 1981 and converted to a Delaware limited liability company in 2021. Allspring has been registered as an investment adviser with the SEC since April of 1984. Allspring is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC (formerly known as Wells Fargo Asset Management Holdings, LLC), a holding company owned by certain private funds of GTCR and Reverence Capital Partners. Allspring’s principal offices are currently located at 525 Market Street, San Francisco, California 94105. As of September 30, 2021, Allspring had approximately $488 billion in assets under management.

The following chart lists Allspring’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Allspring is 525 Market Street, 12th Floor, San Francisco, California 94105.

Name and Address	Principal Occupation
Sallie Clements Squire	Chief Operating Officer
Francis Jon Baranko	President, Chief Investment Officer – Global Fundamental Investments
Karin Lynn Brotman	Chief Compliance Officer
Molly Festa McMillin	Chief Financial Officer

No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Allspring or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners or shareholders of Allspring.

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Allspring provides investment advisory or sub-advisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to that of each Fund. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to that of a Fund, the nature of services provided by Allspring may be different. As a sub-adviser, Allspring may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for certain funds listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to Allspring for its management services, are set forth below.

Small Cap Special Values Fund

Comparable Funds/Accounts	Assets as of September 30, 2021 (millions)	Fee Rate (% of average daily net assets)
Allspring Special Small Cap Value Fund	$5,873	First $100 million 0.55% Next $100 million 0.50% Balance 0.40%
Sub-advised Fund #1	$630	First $250 million 0.50% Next $250 million 0.43% Balance 0.40%
Wells Fargo Special Small Cap Value CIT	$44	0.70% - $5 million min 0.65% - $30 million min 0.60% - $75 million min
Separate Account #1	$90	0.75%
Separate Account #2	$24	0.70%
Separate Account #3	$63	0.60%
Separate Account #4	$183	First $25 million 1.00% Next $25 million 0.90% Next $50 million 0.85% Balance 0.80%
Separate Account #5	$62	0.75%
Separate Account #6	$21	0.60%
Separate Account #7	$25	0.70%

International Value Fund

Comparable Funds/Accounts	Assets as of September 30, 2021 (millions)	Fee Rate (% of average daily net assets)
WF International Equity Fund	$435	First $200 million 0.45% Balance 0.40%
WF VT International Equity Fund	$75	First $200 million 0.45% Balance 0.40%

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External Sub-Advised Fund #1	$2,436	First $500 million 0.32% Next $500 million 0.27% Balance 0.23%
External Sub-Advised Fund #2	$45	First $500 million 0.32% Next $500 million 0.27% Balance 0.23%
Separate Account #1	$66	First $100 million 0.45% Next $150 million 0.42% Next $100 million 0.40% Over $350 million 0.33%

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management, LLC (“SunAmerica”) to provide certain accounting and administrative services to each Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to each Fund, which include shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2021, pursuant to the Administrative Services Agreement and MTA, the International Value Fund paid $463,530 and $2,176 to SunAmerica and VRSCO, respectively, and the Small Cap Special Values Fund paid $149,578 and $2,101 to SunAmerica and VRSCO, respectively.

SunAmerica and AIG Capital Services, Inc. (“ACS”), each Fund’s principal underwriter, are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. VRSCO, each Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect wholly-owned subsidiary of AIG. VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. VRSCO and ACS are also affiliates of VALIC. The approval of the New Sub-Advisory Agreement did not affect the services provided to either Fund by SunAmerica, VRSCO or ACS.

Brokerage Commissions

Neither Fund paid brokerage commissions to affiliated broker-dealers for the fiscal year ended May 31, 2021.

Shareholder Reports

Copies of the Funds’ most recent annual and semi-annual reports to shareholders are available without charge and may be obtained by writing to P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. VC I’s prospectus, SAI, and shareholder reports are available online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html.

Shareholder Proposals

The Funds are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, a Fund must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Vice President, Chief Legal Officer and Secretary of VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

Ownership of Shares

As of the Record Date, there were approximately 61,480,239.75 shares outstanding of the International Value Fund and 17,996,951.11 shares outstanding of the Small Cap Special Values Fund. All shares of each Fund are owned by

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VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of a Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of each Fund’s shares as of the Record Date.

By Order of the Board of Directors,

/s/ John T. Genoy
John T. Genoy President VALIC Company I

Dated: January 26, 2022

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EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of November, 2021, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and Allspring Global Investments, LLC, a Delaware limited liability company, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”),

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-seven portfolios (“Funds”);

Aggressive Growth Lifestyle Fund	International Opportunities Fund
Asset Allocation Fund	International Socially Responsible Fund
Blue Chip Growth Fund	International Value Fund
Capital Appreciation Fund	Large Capital Growth Fund
Conservative Growth Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Growth Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Growth Fund
Government Money Market I Fund	Small Cap Index Fund
Government Securities Fund	Small Cap Special Values Fund
Growth Fund	Small Cap Value Fund
High Yield Bond Fund	Stock Index Fund
Inflation Protected Fund	Systematic Core Fund
International Equities Index Fund	Systematic Value Fund
International Government Bond Fund	U.S. Socially Responsible Fund
International Growth Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER in writing, shall:

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, upon the SUB-ADVISER’s acknowledgment in writing, or via email, of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service, copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s).

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all of VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

The Sub-Adviser also represents and warrants that in furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser of the Funds or other series of VC I, to the extent any other sub-advisers are engaged by the Adviser, or any other sub-advisers to other investments companies that are under common control with VC I, concerning transactions of the Funds in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the 1940 Act.

2.	Compensation of the SUB-ADIVSER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended in writing from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in VC I’s Articles, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each equity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the l 940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement: (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, or as otherwise noted on Schedule A, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property, The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER’s files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, Articles and Bylaws, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material without the prior approval of the SUB-ADVISER. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to provide to the SUB-ADVISER, in writing, a list of, and all relevant details relating to, all custodial accounts containing assets being managed by the SUB-ADVISER pursuant to this Agreement and shall provide the SUB-ADVISER with prompt notice, in writing, of all changes to such list and related details.

VALIC agrees to provide the SUB-ADVISER with any further documents, materials or information that the SUB-ADVISER may reasonably request from time to time, including such documents, materials or information that the SUB-ADVISER deems necessary in order to complete an annual due diligence of VALIC, VC I and the Covered Funds. VALIC shall also provide the SUB-ADVISER with a copy of its Form ADV promptly after any material update to its Form ADV.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER to VALIC.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 6 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to

VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:

The Variable Annuity Life Insurance Company

Attn: Mutual Fund Legal

2919 Allen Parkway

Houston, Texas 77019

With a copy to:

SunAmerica Asset Management, LLC

Attn: General Counsel

Harborside 5,185 Hudson Street, Suite 3300

Jersey City, NJ 07311

If to SUB-ADVISER:

Allspring Global Investments, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

Attn: Client Administration

Email: Allspring.ClientAdministration@Allspring-global.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: /s/ THOMAS M. WARD
Name: Thomas M. Ward
Title: Authorized Signatory

ALLSPRING GLOBAL INVESTMENTS, LLC

By: /s/ ANTHONY READING-BROWN
Name: Anthony Reading-Brown
Title: VP, Head of Contract Administration

SCHEDULE A

Fund(s)	Annual Fee (as a percentage of the average daily net assets the Sub-Adviser manages in the Fund(s))

International Value Fund	0.35% on the first $500 million 0.28% on the next $500 million 0.27% above $1 billion

Small Cap Special Values Fund	0.60% on the first $100 million 0.50% above $100 million

VALIC COMPANY I

2919 Allen Parkway

Houston, Texas 77019

International Value Fund

Small Cap Special Values Fund

(each, a “Fund” and together, the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://aigrs.com/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new investment sub-advisory agreement is now available at the website referenced above. Each Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, at a meeting held on August 2-3, 2021, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and each Fund’s sub-adviser, Allspring Global Investments, LLC (“Allspring”), with respect to each Fund. The prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between VALIC and Wells Capital Management Incorporated (“WellsCap”) automatically terminated under the 1940 Act in connection with the change of control of Wells Fargo Asset Management, which included WellsCap. On November 1, 2021, WellsCap changed its name to Allspring, and the New Sub-Advisory Agreement between VALIC and Allspring became effective and the Prior Sub-Advisory Agreement terminated. There is no change in the advisory fees paid by either Fund under the New Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement are the same in all material respects to those of the Prior Sub-Advisory Agreement, except for the effective date and term of the New Sub-Advisory Agreement.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, each Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about January 26, 2022, to all participants in a contract or plan who were invested in either or both of the Funds as of the close of business on November 1, 2021. A copy of the Information Statement will remain on our website until at least January 26, 2023, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to a Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until January 26, 2023. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.